Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

TRANSENTERIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your
Right
to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 24, 2019
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 1, 2019
Date: April 24, 2019 Time: 2:00 PM EDT
Location: 635 Davis Drive
Suite 300
Morrisville, North Carolina 27560
TransEnterix, Inc.
TransEnterix, Inc. 635 Davis Drive, Suite 300 Morrisville, North Carolina 27560
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote ----
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow è xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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----- How To Vote -----
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è xxxx xxxx xxxx xxxx available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 Paul A. LaViolette
02 Todd M. Pope
03 Andrea Biffi
04 Jane H. Hsiao, Ph.D., MBA
05 William N. Kelley, M.D.
06 Aftab R. Kherani, M.D.
07 David B. Milne
08 Richard Pfenniger, Jr.
09 William N. Starling
The Board of Directors recommends you vote FOR the following proposal(s):
2 Advisory vote on the approval of the compensation of the Company’s Named Executive Officers for 2018.
3 Vote to amend and restate the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan (the “Plan”), to increase the number of shares reserved for issuance under the Plan by 12,000,000 shares and to make other changes.
4 Ratification of the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
NOTE: In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.